September 30, 2021

Dear Investor:

The Sound Shore Fund Investor Class (SSHFX) and Institutional Class (SSHVX) advanced 0.33% and 0.38%, respectively, in the third quarter of 2021, finishing ahead of the Russell 1000 Value Index (Russell Value) which was down 0.78% and behind the Standard & Poor’s 500 Index (S&P 500) which was up 0.58%. Year-to-date returns for SSHFX of 17.95% and for SSHVX of 18.11% were ahead of the Russell Value’s 16.14% and the S&P 500’s 15.92%.

We are required by FINRA to say that: Performance data quoted represents past performance and is no guarantee of future results. Current performance may be lower or higher than the performance data quoted. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. For the most recent month-end performance, please visit the Fund’s website at www. soundshorefund.com.

After a significant surge over the last twelve months through May, stocks were mixed in the third quarter of 2021. Buoyant first half 2021 GDP growth of more than 6% persuaded the Federal Reserve to indicate tapering could begin later this year, with rate increases to follow as soon as 2022. That guidance left the market uneasy. Compounded with uncertainty around COVID-19, supply chain disruptions, rising inflation and Congressional gridlock, a cyclical selloff unfolded throughout the summer. As a result, the industrial, material and energy sectors all finished lower for the quarter.

Volatility, often driven by short-term market participants, creates opportunity for long-term investors like Sound Shore. Regardless of market conditions, our process focuses on identifying attractively priced, out-of-favor stocks where value is building ahead of low expectations. We continue to find quality opportunities to invest in while maintaining discipline to sell names as they hit price targets.

Leading alternative asset manager Blackstone is a good example. Blackstone finished the quarter higher as it continues to diversify its investment products which are attracting substantial inflows, $69B in the first half of 2021 alone...a 22% annualized rate. We were able to purchase the stock last year at an attractive 11 times earnings with a 3% dividend yield. Management has maintained a very conservative balance sheet and the company boasts an A+ debt rating by Fitch and S&P. With the stock surging nearly 75% this year, investors are acknowledging the strength of Blackstone’s franchise.

Similarly, our investment in Eaton is another great Sound Shore case study. Eaton is an electrical equipment maker that we were able to purchase in 2018 when it was trading below normal at 13 times earnings. Over the last ten years, Eaton has methodically repositioned its business mix from a traditional auto and truck parts manufacturer with exposure to internal combustion engines, to a high value-add electrical parts and aerospace supplier that now represents greater than 80% of operating earnings. This transformation has positioned the company well for the anticipated surge in demand for electric energy efficiency and environmentally friendly solutions. In addition, Eaton’s experienced management is focused on capital efficiency and has executed on improving organic revenue growth and improved profitability. The company is generating substantial free cash flow (FCF) and returning 6% of capital to shareholders through dividends and buybacks. The stock gained 31% in 2020 and was up approximately 40% YTD through August 2021, substantially outperforming its peers. Its transformation is now well understood and the market is rewarding Eaton shareholders.

Another strong performer during the third quarter was software maker Oracle. A name we have owned successfully in the past, we were able to purchase the stock again in October of 2019 when it was trading at just 14 times earnings with a 7% free cash flow yield. This “legacy” technology franchise is successfully competing amidst significant industry disruption. Oracle surged after indicating gains in their cloud and database end markets. Looking ahead, our research indicates that the company’s cloud and AI efforts could drive increased growth and more than double earnings per share. With management’s commitment to returning cash to shareholders and Oracle’s unrivalled installed customer base, we believe the stock has significant upside from here.

As mentioned above, the unpredictable path of COVID infections and global supply chain issues plagued the outlook for the economy and impacted the performance of a few of our holdings. One of our companies challenged with supply chain disruption is automotive systems and component manufacturer Magna. The stock gave back some of its prior YTD gains as investor concern was reflected in Magna’s underperformance during the last three months. We were able to purchase the stock in 2020 when it was trading at just 7 times normalized earnings with a strong balance sheet and scale that provides opportunities for growth. The management team, led by CEO Swamy Kotagiri, is repositioning the company into an auto 2.0 leader in both electric/autonomous vehicle development and best practices for employee safety. We believe that a strong balance sheet and scale offer opportunities for both organic and inorganic growth. Magna is still attractively valued at 11 times 2021 earnings and remains a holding.

Meanwhile, health care holding Cigna was another of our detractors, as it had to absorb increased COVID costs in the last few months. We believe that Cigna’s business, which combines a best-in-class pharmacy benefit manager (PBM) with a strong health insurance underwriter is extremely cheap, trading at below normal 9 times earnings. We were able to build our position in March 2020 as the stock sold off while investors weighed what impact the election may have on the healthcare sector. Our research identified a company with a sturdy balance sheet, stable businesses and resilient cash flows over time. Though the stock has lagged, Cigna continues to execute and post results above consensus estimates. Cigna’s valuation should rerate higher as the market appreciates its growth potential and consistent free cash flow.

A quick glance at some of our holdings in the following chart provides a further window into the portfolio as a whole. We believe we own industry-winning companies at reasonable valuations that will drive value for our portfolio.

PORTFOLIO HIGHLIGHTS

	P/E 2021E	2021E FCF Yield	Comments
Bank of America Banking	13.2x	8%	● Market share winner ● Strong balance sheet; 1.4x book value
Cigna Corporation Health Care	9.9x	10%	● Integrated managed care & PBM leader ● $21 EPS power for integrated model
Flex Ltd. Technology	9.8x	10%	● Logistics / manufacture outsourcer ● Solar growth
Henry Schein Health Care	17.4x	5%	● Leading dental and medical supply company ● Growing share in fragmented market
Lennar Corporation Consumer Discretionary	7.4x	10%	● Leading home builder gaining market share ● Capital-light model drives increased ROE
Magna International Consumer Discretionary	11.4x	8%	● Auto parts consolidator ● Partner for 2.0 (Fisker / LG)
Perrigo Pharma	15.0*	7%	● Refocus on core consumer health business ● Spin/sale of Rx segment last restructure
Sensata Technologies Industrials	15.5x	6%	● Auto 2.0 beneficiary ● Safety & environmental systems
S&P 500	20.6x	4%

*	Pro forma for RX sale & HRA acquisition	Source: Bloomberg & Sound Shore Management Estimates Data as of 9/30/21.

With the end of 2021 now in sight, COVID-19, interest rates, fiscal stimulus and inflation will surely be headwinds on investors’ minds. However, we are encouraged that stock performance based upon company-specific fundamentals seems to be more characteristic of recent markets. Helping to provide balance should be the tailwinds of solid corporate earnings, strong industrial demand/orders, and a continued back-to-school/office boost. We note that at September 30, 2021, Sound Shore’s portfolio had a forward price-earnings multiple of 12.3 times consensus, a meaningful discount to the S&P 500 at 20.1 times and the Russell Value at 15.5 times, despite strong balance sheets and better free cash flow.

Many thanks as always for your investment alongside ours.

Sincerely,

SOUND SHORE FUND

Harry Burn, III

John P. DeGulis

T. Gibbs Kane, Jr.

Co-Portfolio Managers

Important Information

Performance data quoted represents past performance and is no guarantee of future results. The Fund’s Investor Class 1, 5, and 10-year average annual total returns for the period ended September 30, 2021 were 42.76%, 10.80%, and 13.87%, respectively. The Fund’s Institutional Class 1, 5, and 10-year average annual total returns for the same period were 43.02%, 10.99%, and 14.06%, respectively. Fund returns assume the reinvestment of all dividend and capital gain distributions. As stated in the current prospectus, the total annual operating expense ratio (gross) is 0.93% for the Investor Class and 0.84% for the Institutional Class. The net expense ratio for the Institutional Class is 0.75% pursuant to an expense limitation agreement between the Adviser and the Fund. This agreement is in effect until at least May 1, 2022. The performance for the Institutional Class prior to its inception on 12/9/13 is based on the performance of the Investor Class, adjusted to reflect the lower expense ratio of the Institutional Class (net of expense reimbursements).

The Russell 1000 Value Index measures the performance of the large-cap value segment of the U.S. equity universe. It includes those Russell 1000 companies with lower price-to-book ratios and lower expected growth values. The Standard & Poor’s 500 Index is an unmanaged index representing the average performance of 500 widely held, publicly traded, large capitalization stocks. It is not possible to invest directly in an Index. Data presented reflects that of the underlying holdings of the Fund, not of the Fund itself. FCF (Free Cash Flow) represents the cash that a company is able to generate after laying out the money required to maintain or expand its asset base. Forward P/E (estimated price-to-earnings) is a measure of the P/E using forecasted earnings for the P/E calculation. Book value is the accounting value of a company’s assets, minus its liabilities. Pharmacy Benefits Managers (PBM), are companies that help manage prescription benefits. Return on equity (ROE) is a measure of financial performance calculated by dividing net income by shareholders' equity.

This letter may contain discussions about certain investments both held and not held in the portfolio. As required by the Financial Industry Regulatory Authority (FINRA), we must remind you that current and future portfolio holdings are subject to risk. Percent of net assets as of 9/30/21: Bank of America Corp.: 3.52%; Blackstone, Inc.: 0.00%; Cigna Corporation: 3.43%; Eaton Corporation PLC: 0.00%; Flex Ltd.: 4.34%; Henry Schein Inc.: 2.66%; Lennar Corp.: 2.38%; Magna International, Inc.: 2.34%; Oracle Corporation: 3.02%; Perrigo Company PLC: 4.10%; and Sensata Technologies Holding PLC: 2.53%.

An investment in the Fund is subject to risk, including the possible loss of principal amount invested. Mid Cap Risk: Securities of medium sized companies may be more volatile and more difficult to liquidate during market downturns than securities of large, more widely traded companies. Foreign Securities Risk: The Fund may invest in foreign securities primarily in the form of American Depositary Receipts. Investing in the securities of foreign issuers also involves certain special risks, which are not typically associated with investing in U.S. dollar-denominated securities or quoted securities of U.S. issuers including increased risks of adverse issuer, political, regulatory, market or economic developments, changes in currency rates and in exchange control regulations. The Fund is also subject to other risks, including, but not limited to, risks associated with value investing.

The views in this letter were those of the Fund managers as of 9/30/21 and may not necessarily reflect their views on the date this letter is first published or anytime thereafter.

SOUND SHORE FUND, INC.

SCHEDULE OF INVESTMENTS (Unaudited)

SEPTEMBER 30, 2021

	Share Amount	Value
Common Stock (97.3%) (a)
Communication Services (7.2%)
Alphabet, Inc., Class A (b)	10,065	$26,908,979
Comcast Corp., Class A	554,900	31,035,557
Verizon Communications, Inc.	588,950	31,809,189
		89,753,725
Consumer Discretionary (4.7%)
Lennar Corp., Class A	319,200	29,902,656
Magna International, Inc.	389,350	29,294,694
		59,197,350
Consumer Staples (2.5%)
Conagra Brands, Inc.	928,200	31,438,134

Energy (6.7%)
Baker Hughes Co.	1,147,100	28,367,783
Cabot Oil & Gas Corp.	1,476,550	32,129,728
EOG Resources, Inc.	288,650	23,169,936
		83,667,447
Financials (23.6%)
Alleghany Corp. (b)	64,860	40,499,232
Bank of America Corp.	1,039,000	44,105,550
Berkshire Hathaway, Inc., Class B (b)	112,805	30,788,997
Capital One Financial Corp.	235,200	38,095,344
Morgan Stanley	364,600	35,479,226
RenaissanceRe Holdings, Ltd.	216,800	30,221,920
SVB Financial Group (b)	44,445	28,750,582
Wells Fargo & Co.	1,025,850	47,609,698
		295,550,549
Health Care (25.2%)
Anthem, Inc.	82,640	30,808,192
Cigna Corp.	214,965	43,027,394
DENTSPLY SIRONA, Inc.	549,050	31,872,352
Elanco Animal Health, Inc. (b)	722,350	23,035,742
Henry Schein, Inc. (b)	438,200	33,373,312
Merck & Co., Inc.	571,850	42,951,654

See Notes to Schedule of Investments.

SOUND SHORE FUND, INC.

SCHEDULE OF INVESTMENTS (Unaudited)(Continued)

SEPTEMBER 30, 2021

	Share Amount	Value
Health Care (25.2%) (continued)
Organon & Co.	965,210	$31,649,236
Perrigo Co. PLC	1,085,400	51,371,982
Pfizer, Inc.	645,800	27,775,858
		315,865,722
Industrials (6.7%)
PACCAR, Inc.	310,600	24,512,552
Sensata Technologies Holding PLC (b)	578,850	31,674,672
Westinghouse Air Brake Technologies Corp.	328,800	28,345,848
		84,533,072
Information Technology (15.5%)
Fiserv, Inc. (b)	340,300	36,922,550
Flex, Ltd. (b)	3,079,400	54,443,792
NXP Semiconductors NV	185,750	36,382,853
Oracle Corp.	435,400	37,936,402
Vontier Corp.	863,300	29,006,880
		194,692,477
Materials (1.8%)
International Paper Co.	408,100	22,820,952

Utilities (3.4%)
Vistra Corp.	2,530,550	43,272,405
Total Common Stock (97.3%) (cost $942,179,971)		1,220,791,833

Short-Term Investments (2.1%)
Money Market Fund (2.1%)
First American Government Obligations Fund, Class X, 0.03% (c)	26,687,210	26,687,210
Total Short-Term Investments (2.1%) (cost $26,687,210)		26,687,210

Investments, at value (99.4%) (cost $968,867,181)		$1,247,479,043
Other Assets Less Liabilities (0.6%)		6,993,143
Net Assets (100.0%)		$1,254,472,186

See Notes to Schedule of Investments.

SOUND SHORE FUND, INC.

SCHEDULE OF INVESTMENTS (Unaudited)(Concluded)

SEPTEMBER 30, 2021

(a)	More narrow industries are utilized for compliance purposes, whereas broad sectors are utilized for reporting purposes.

(b)	Non-income producing security.

(c)	Percentage disclosed reflects the money market fund’s class X shares 7-day yield as of September 30, 2021.

PLC	Public Limited Company

See Notes to Schedule of Investments.

SOUND SHORE FUND, INC.

NOTES TO SCHEDULE OF INVESTMENTS (Unaudited)

SEPTEMBER 30, 2021

1. Organization

Sound Shore Fund, Inc. (the “Fund”) was incorporated under the laws of the State of Maryland on February 19, 1985 and is registered as a diversified, open-end management investment company under the Investment Company Act of 1940 (the “Act”). The investment objective of the Fund is growth of capital. The Fund qualifies as an investment company as defined in Financial Accounting Standards Codification 946 — Financial Services — Investment Companies.

The total number of shares of common stock which the Fund is authorized to issue is 200,000,000, par value $0.001 per share of which 100,000,000 shares are designated to the Investor Class and 100,000,000 shares are designated to the Institutional Class. The Board of Directors (the “Board”) may, without shareholder approval, classify or reclassify any unissued shares into other classes or series of shares.

Each share of the Fund has equal dividend, distribution, liquidation and voting rights (except as to matters relating exclusively to one class of shares), and fractional shares have those rights proportionately.

2. Significant Accounting Policies

This schedule of investments is prepared in accordance with accounting principles generally accepted in the United States of America (“GAAP”), which require management to make estimates and assumptions that affect the reported amounts of assets and liabilities. Actual results could differ from those estimates.

The following represents the significant accounting policies of the Fund:

a. Security Valuation

Exchange-traded securities including those traded on the National Association of Securities Dealers’ Automated Quotation system (“NASDAQ”), are valued at the last quoted sale price or official closing price as provided by independent pricing services as of the close of trading on the system or exchange on which they are primarily traded, on each Fund business day. In the absence of a sale, such securities are valued at the mean of the last bid and asked prices. Non-exchange-traded securities for which over-the-counter market quotations are readily available are generally valued at the mean between the current bid and asked prices provided by independent pricing services. Investments in other open-end regulated investment companies are valued at their publicly traded net asset value (“NAV”).

The Fund values securities at fair value pursuant to procedures adopted by the Board if market quotations are not readily available (including a short and temporary lapse in the provision of a price by the regular pricing source) or, if in the judgment of Sound Shore Management, Inc. (the "Adviser"), the prices or values available do not represent the fair value of the instrument. Factors which may cause the Adviser to make such a judgment include, but are not limited to, the following: (i) only a bid price or an asked price is available, (ii) the spread between the bid price and the asked price is substantial, (iii) the frequency of sales, (iv) the thinness of the market, (v) the size of reported trades, and (vi) actions of the securities markets, such as the suspension or limitation of trading. Fair valuation is based on subjective factors and, as a result, the fair

SOUND SHORE FUND, INC.

NOTES TO SCHEDULE OF INVESTMENTS (Unaudited)(Concluded)

SEPTEMBER 30, 2021

value price of a security may differ from the security’s market price and may not be the price at which the security may be sold. Fair valuation could result in a NAV different from one determined by using market quotations.

Valuation inputs used to determine the value of the Fund’s investments are summarized in the three broad levels listed below:

Level 1 - quoted prices in active markets for identical assets

Level 2 - other significant observable inputs (including quoted prices of similar securities, interest rates, prepayment speeds, credit risk, etc.)

Level 3 - significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Pursuant to the valuation procedures noted previously, equity securities (including exchange-traded securities and other open-end regulated investment companies) are generally categorized as Level 1 securities in the fair value hierarchy. Investments for which there are no quotations, or for which quotations do not appear reliable, are valued at fair value as determined in good faith by the Pricing Committee under the direction of the Board. These valuations are typically categorized as Level 2 or Level 3 in the fair value hierarchy.

The following table summarizes the Fund’s investments categorized in the fair value hierarchy as of September 30, 2021:

Security Type	Level 1	Level 2	Level 3	Total Investments in Securities
Common Stock	$1,220,791,833	$–	$–	$1,220,791,833
Short-Term Investments	26,687,210	–	–	26,687,210
Total Investments	$1,247,479,043	$–	$–	$1,247,479,043

At September 30, 2021, all equity securities and open-end regulated investment companies were included in Level 1 in the table above. Please refer to the Schedule of Investments to view equity securities categorized by sector/industry type.

b. Security Transactions

Security transactions are recorded on a trade date basis.

3. Subsequent Events

Subsequent events occurring after the date of this report have been evaluated for potential impact to this report through the date the report was issued.

Investment Adviser

Sound Shore Management, Inc.

Greenwich, Connecticut

Administrator

Apex Fund Services

Portland, Maine

Distributor

Foreside Fund Services, LLC

Portland, Maine

www.foreside.com

Transfer and Distribution Paying Agent

Apex Fund Services

Portland, Maine

Custodian

US Bank, N.A.

Milwaukee, Wisconsin

Fund Counsel

Sullivan and Worcester LLP

New York, New York

Independent Registered

Public Accounting Firm

BBD, LLP

Philadelphia, Pennsylvania